UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2007

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 480-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2007, Openwave Systems Inc. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release issued by Openwave Systems Inc. on January 25, 2007.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Registrant’s plans, objectives, expectations and intentions, including forward-looking statements regarding the Registrant’s operating results. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including general economic conditions and other factors described in the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on December 22, 2006. The Registrant assumes no obligation to update forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

	By:	/s/ HAROLD L. COVERT
	Name:	Harold L. Covert
	Title:	EVP & Chief Financial Officer

Date: January 25, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Openwave Systems Inc. on January 25, 2007.